                                                                    EXHIBIT 10.4


                               NETCENTIVES INC.

                       1999 DIRECTORS' STOCK OPTION PLAN
                       ---------------------------------


     1.   PURPOSES OF THE PLAN.  The purposes of this Directors' Stock Option
          --------------------
Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
          -----------

          (a)  "BOARD" means the Board of Directors of the Company.
                -----

          (b)  "CHANGE OF CONTROL" means a sale of all or substantially all of
                -----------------
the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "COMMON STOCK" means the Common Stock of the Company.
                ------------

          (e)  "COMPANY" means Netcentives Inc., a California corporation.
                -------

          (f)  "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any
                -------------------------------
interruption or termination of service as a Director.

          (g)  "CORPORATE TRANSACTION" means a dissolution or liquidation of the
                ---------------------
Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (h)  "DIRECTOR" means a member of the Board.
                --------

          (i)  "EMPLOYEE" means any person, including any officer or Director,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (j)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "OPTION" means a stock option granted pursuant to the Plan.  All
                ------
options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

          (l)  "OPTIONED STOCK" means the Common Stock subject to an Option.
                --------------

          (m)  "OPTIONEE" means an Outside Director who receives an Option.
                --------

          (n)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.
                ----------------

          (o)  "PARENT" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (p)  "PLAN" means this 1999 Directors' Stock Option Plan.
                ----

          (q)  "SHARE" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (r)  "SUBSIDIARY" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (i) 50,000 Shares, (ii) one percent (1%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.
          ------------------------------------------------------

          (a)   ADMINISTRATOR.  Except as otherwise required herein, the Plan
                -------------
shall be administered by the Board.

          (b)  PROCEDURE FOR GRANTS.  All grants of Options hereunder shall be
               --------------------
automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director who becomes an Outside Director after the effective date of this Plan shall be automatically granted an Option to purchase 40,000 Shares (the "First Option") on the date on which such person
                                ------------
first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

               (iii) Each Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on the first
                                                -----------------
day of each fiscal year of the Company, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

               (iv) Each Outside Director who is an Outside Director on the date the Securities and Exchange Commission declares effective the registration statement in Form S-1 filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended, for the initial public offering of the Company's Common Stock (the "IPO Date"), shall be automatically granted an option to purchase 40,000 Shares (an "IPO Option") on the IPO Date,
                                                 ----------
provided that such Outside Director did not receive a grant of an option under the Company's 1996 Stock Option Plan during 1998.

               (v)    Notwithstanding the provisions of subsections (ii) and
(iii) and (iv) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the maximum aggregate number of Shares designated in Section 3 above, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (vi)   Notwithstanding the provisions of subsections (ii) and
(iii) and (iv) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

          (c)  TERMS OF THE OPTIONS.  The terms of each Option granted hereunder
               --------------------
shall be as follows:

               (i) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below.

               (ii) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, determined in accordance with Section 8 hereof.

               (iii) Each First Option and each IPO Option shall vest and become exercisable as to twenty-five percent (25%) of the Shares subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant.

               (iv) Each Subsequent Option shall vest and become exercisable as to one hundred percent (100%) of the Shares subject to the Option on the fourth anniversary of the date of grant.

               (v) The Option may be exercised in whole or in part at any time after the date of grant as to Shares which have not vested under the vesting schedule set forth in Section 4(c)(iii) or (iv), as applicable (the "Unvested Shares"), provided that any Unvested Shares purchased by Optionee shall be subject to the right of the Company to repurchase all or any portion of such Shares in the event Optionee ceases to serve as a Director while such Shares remain Unvested Shares, at the original per Share exercise price, for a period of sixty (60) days from the date the Optionee ceases to serve as a Director, upon written notice to Optionee or Optionee's executor and, at the Company's option, (A) by delivery to Optionee or Optionee's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Optionee is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) or (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by the Optionee. The repurchase right of the Company described herein shall lapse in accordance with the vesting schedule set forth in Section 4(c)(iii) or (iv), as applicable, or, in the event of death of the Optionee while in Continuous Status as a Director, as to Unvested Shares which would have vested in accordance with such vesting schedule within six (6) months of the date of death had the Optionee's Continuous Status as a Director not terminated.

          (d)  POWERS OF THE BOARD.  Subject to the provisions and restrictions
               -------------------
of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (e)  EFFECT OF BOARD'S DECISION.  All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (f)  SUSPENSION OR TERMINATION OF OPTION.  If the Chief Executive
               -----------------------------------
Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5.   ELIGIBILITY.  Options may be granted only to Outside Directors.  All
          -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   TERM OF PLAN; EFFECTIVE DATE.  The Plan shall become effective on the
          ----------------------------
effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   TERM OF OPTIONS.  The term of each Option shall be ten (10) years from
          ---------------
the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

     8.   EXERCISE PRICE AND CONSIDERATION.
          --------------------------------

          (a)  EXERCISE PRICE. The per Share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.


          (b)  FAIR MARKET VALUE.  The fair market value shall be determined by
               -----------------
the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall
                                                                      --------
Street Journal, or if there is a public market for the Common Stock but the
--------------
Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the
------------------------
National Association of Securities Dealers Automated Quotation ("Nasdaq")
System).

          (c)  FORM OF CONSIDERATION.  The consideration to be paid for the
               ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired upon exercise of an Option directly or indirectly from the Company, shall have been held for at least six months or such other period as may be required to avoid a charge to the Company's earnings), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9.   EXERCISE OF OPTION.
          ------------------

          (a)  PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 below has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR.  If an Outside
               ----------------------------------------------
Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding Section 9(b) above, in
               ----------------------
the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:
               -----------------

               (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

               (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve
(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

          To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination, as provided in Section 9(d)(i) or (ii) above, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

     10.  NONTRANSFERABILITY OF OPTIONS.  The Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.
          ------------------------------------------------------------------

          (a)  ADJUSTMENT. Subject to any required action by the shareholders of
               ----------
the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii) and
(iii) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  CORPORATE TRANSACTIONS; CHANGE OF CONTROL.  In the event of a
               -----------------------------------------
Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction; provided however that in the event of a Change of Control, each Optionee shall have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, immediately prior to the consummation of such transaction.

          For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (c)  CERTAIN DISTRIBUTIONS.  In the event of any distribution to the
               ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12.  TIME OF GRANTING OPTIONS.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.
          -------------------------------------

          (a)  AMENDMENT AND TERMINATION.  The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

          (b)  EFFECT OF AMENDMENT OR TERMINATION.  Any such amendment or
               ----------------------------------
termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  CONDITIONS UPON ISSUANCE OF SHARES.  Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "Applicable Laws"). Such compliance shall be determined by the
           ---------------
Company in consultation with its legal counsel.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     15.  RESERVATION OF SHARES.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  OPTION AGREEMENT.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     17.  SHAREHOLDER APPROVAL.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.


                               NETCENTIVES INC.

                       1999 DIRECTORS' STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

[[Optionee]]
[[OptioneeAddress1]]
[[OptioneeAddress2]]

     You have been granted an option to purchase Common Stock of NETCENTIVES INC. (the "Company") as follows:
           -------

     Date of Grant                                [[GrantDate]]

     Exercise Price per Share                     [[ExercisePrice]]

     Total Number of Shares Granted               ________ Shares

                         [50,000 Initial or IPO Grant; 12,500 Annual Grant]

     Total Exercise Price                         [[TotalExercisePrice]]

     Expiration Date                              [[ExpirDate]]

                                   Vesting Schedule So long as Optionee
                                   continues his or her service as a Director, the shares underlying this Option (the "Shares") shall vest in accordance with the following schedule: [Initial or IPO Grant:
                                   25% of the Shares subject to the Option shall vest on each of the first, second, third and fourth anniversaries of the Date of Grant.] [Annual Grant: 100% of the Shares subject to the Option shall vest on the fourth anniversary of the Date of Grant.] Notwithstanding the foregoing, in the event of a Change of Control (as defined in the Plan) 100% of the Shares subject to the Option shall vest immediately prior to the Change of Control.

     Termination Period            This Option may be exercised for 90 days
                                   after termination of Optionee's Continuous
                                   Status as a Director, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Expiration Date as provided above.

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                       NETCENTIVES INC.

___________________________     By:____________________________
Signature
                                Title:_________________________
___________________________
Print Name

                               NETCENTIVES INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------


     1.   GRANT OF OPTION.  The Board of Directors of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Stock Option Grant attached to this Agreement (the "Optionee"), an option (the "Option") to purchase a number of
                --------                    ------
Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price"'),
                                                              --------------
subject to the terms and conditions of the Netcentives Inc. 1999 Directors' Stock Option Plan (the "Plan"), which is incorporated herein by reference.
                        ----
(Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

     2.   EXERCISE OF OPTION.
          ------------------

          (a)  RIGHT TO EXERCISE.  This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee's death, disability or the termination of Optionee's service as a Director, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. This Option may not be exercised for a fraction of a Share.

          (b)  METHOD OF EXERCISE. This Option is exercisable (i) in whole or in
               ------------------
part as to Shares which have vested under the Vesting Schedule indicated on the Notice of Stock Option Grant by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice"), or (ii) in whole or in part at
            ---------       ---------------
any time after the Date of Grant as to Shares which have not vested under the Vesting Schedule indicated on the Notice of Stock Option Grant by delivery of an early exercise notice and restricted stock purchase agreement in the form attached as Exhibit B (the "Early Exercise Notice and Restricted Stock Purchase
                            ---------------------------------------------------
Agreement"), in either case which shall state the election to exercise the
---------
Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may
      ----------------
be required by the Company pursuant to the provisions of the Plan. The Exercise Notice or Early Exercise Notice and Restricted Stock Purchase Agreement, as the case may be, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company, and shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice or Early Exercise Notice and Restricted Stock Purchase Agreement, as the case may be, accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by
          -----------------
any of the following, or a combination thereof, at the election of the Optionee:

          (a)  cash;

          (b)  check;

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares that (i) in the case of Shares acquired upon exercise of an Option, have either been owned by the Optionee for more than six (6) months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.   SUSPENSION OR TERMINATION OF OPTION.
          -----------------------------------

          (a)  MISCONDUCT. If the Chief Executive Officer or his or her designee
               ----------
reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

          (b)  TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR.  If an Outside
               ----------------------------------------------
Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock

Option Grant. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding Section 4(b) above, in
               ----------------------
the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:
               -----------------

               (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant.

               (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve
(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant.

          To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination, as provided in Section 4(d)(i) or (ii) above, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

     5.   NON-TRANSFERABILITY OF OPTION.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 10 of the Plan.

The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6.   TERM OF OPTION.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

     7.   TAX CONSEQUENCES.  Set forth below is a brief summary of certain
          ----------------
federal and California tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  EXERCISING THE OPTION.  This Option does not qualify as an
               ---------------------
incentive stock option under Section 422 of the Code. Therefore, the Optionee may incur regular federal and state income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

          (b)  DISPOSITION OF SHARES.  If the Optionee holds the Option Shares
               ---------------------
for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. The long-term capital gain will be taxed for federal income tax at a maximum rate of 20%.

     By your signature and the signature of the Company's representative below, you (as Optionee) and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. You as Optionee have reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understand all provisions of the Plan and Nonstatutory Stock Option Agreement. You as Optionee hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.

                                    NETCENTIVES INC.


______________________________      By:_______________________________
[[Optionee]]
                                    Title:____________________________

                               CONSENT OF SPOUSE
                               -----------------


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Nonstatutory Stock Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Nonstatutory Stock Option Agreement.


                                   _______________________________________
                                   Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                               NETCENTIVES INC.

                       1999 DIRECTORS' STOCK OPTION PLAN

                              NOTICE OF EXERCISE
                              ------------------


To:       NETCENTIVES INC.

Attn:     Stock Option Administrator

Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of NETCENTIVES INC. Common Stock, under and pursuant to the Netcentives Inc. 1999 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement dated _______________, as follows:

     Date of Grant (or Grant Number):   ___________________________________

     Date of Purchase:                  ___________________________________

     Number of Shares:                  ___________________________________

     Purchase Price:                    ___________________________________

     Method of Payment of               ___________________________________

     Purchase Price:                    ___________________________________

     Social Security No.:               ___________________________________

     The shares should be issued as follows:

          Name:     ________________________________

          Address:  ________________________________

                    ________________________________

                    ________________________________

          Signed:   ________________________________

          Date:     ________________________________

                                   EXHIBIT B
                                   ---------

                               NETCENTIVES INC.

                       1999 DIRECTORS' STOCK OPTION PLAN

         EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
         -------------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
Netcentives Inc., a California corporation (the "Company"), and ____________
                                                 -------
("Purchaser").  To the extent any capitalized terms used in this Agreement are
-----------
not defined, they shall have the meaning ascribed to them in the 1999 Directors' Stock Option Plan.

     1.   EXERCISE OF OPTION.  Subject to the terms and conditions hereof,
          ------------------
Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1999 Directors' Stock Option Plan (the "Plan") and the Stock
                                                      ----
Option Agreement dated ______________ (the "Option Agreement").  Of these
                                            ----------------
Shares, Purchaser has elected to purchase _____________ Shares which have not yet vested under the such Vesting Schedule (the "Unvested Shares"). The
                                                 ---------------
purchase price for the Shares shall be _______ per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and
                                      ------
all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   TIME AND PLACE OF EXERCISE.  The purchase and sale of the Shares under
          --------------------------
this Agreement shall occur at the principal office of the Company in accordance with the provisions of Section 9 of the Plan. Upon delivery to the Company of this fully executed Early Exercise Notice and Restricted Stock Purchase Agreement, together with payment of the purchase price therefor by Purchaser by
(a) cash, (b) check made payable to the Company, (c) delivery of Shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing, the Option shall be deemed to be exercised as to the number of Shares set forth above in this Early Exercise Notice. As soon as practicable thereafter, the Company will deliver to Purchaser a certificate representing the Shares purchased by Purchaser (which shall be issued in Purchaser's name).

     3.   LIMITATIONS ON TRANSFER.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

     4.   REPURCHASE OPTION.
          -----------------

          (a) In the event of the voluntary or involuntary termination of Purchaser's Continuous Status as a Director for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the
                  ----------------
"Repurchase Option") for a period of 60 days from such date to repurchase all or
 -----------------
any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

          (b) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

          (c) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule and as set forth in the Notice of Stock Option Grant, or, in accordance with Section 9(d)(i) of the Plan, in the case of death of the Purchaser while in service as a Director and with respect to Unvested Shares that would have vested in accordance with the Vesting Schedule within six (6) months of the date of death, such Unvested Shares that would have vested during such six-month period shall be released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (d) The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

          (e) All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

     5.   ESCROW OF UNVESTED SHARES.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 4 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed
                                                           ------------
by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (a) LEGENDS.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) STOP-TRANSFER NOTICES.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) REMOVAL OF LEGEND.  When all of the following events have
              -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a): (i) the expiration or termination of the market standoff provisions of Section 5 (and of any agreement entered pursuant to Section 5); and (ii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a), and delivered to Purchaser.

     7.   NO EMPLOYMENT RIGHTS.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8.   SECTION 83(B) ELECTION.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income for a Nonstatutory Stock Option the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the
                                                     -----------
right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under
Section 83(b) of the Code (an "83(b) Election") with the Internal Revenue
                               --------------
Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income treatment under
Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

     Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto
                                                --------------
as Attachment B.  Purchaser further agrees that he or she will execute and
   ------------
submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for income tax purposes in connection with the early exercise of a
------------
Nonstatutory Stock Option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.   MISCELLANEOUS.
          -------------

          (a)  GOVERNING LAW.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) NOTICES.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) SUCCESSORS AND ASSIGNS.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.



[Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              NETCENTIVES INC.

                              By:_____________________________


                              Name:___________________________
                                     (print)

                              Title:__________________________


                              Address:



                              PURCHASER:

                              [NAME OF OPTIONEE]

                              ________________________________
                              (Signature)

                              ________________________________
                              (Print Name)

                              Social Security Number: ________

                              Address:

                              ________________________________
                              ________________________________


I, ______________________, spouse of [______________OPTIONEE], have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                              ________________________________
                              Spouse of[__________OPTIONEE]

                                   EXHIBIT C
                                   ---------

                                  ATTACHMENT A
                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and Netcentives Inc. (the "Company") dated _______________ (the "Agreement"),
                           -------                               ---------
Purchaser hereby sells, assigns and transfers unto the Company _______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: ________________

                              Signature:


                              ________________________________________
                              [Name of Purchaser]

                              _________________________________________
                              Spouse of [Name of Purchaser] (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    RECEIPT
                                    -------

     Netcentives Inc. hereby acknowledges receipt of a check in the amount of $__________ given by [Purchaser] as consideration for Certificate No. ___________ for ____________ shares of Common Stock of Netcentives Inc.


Dated:  ________________

                                        Netcentives Inc.

                                        By:_________________________________

                                        Title:______________________________

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for _____________ shares of Common Stock of Netcentives Inc. (the "Company").
 -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Early Exercise Notice and Restricte Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  _________________________

                                        ________________________________
                                        [Purchaser]

                                 ATTACHMENT B
                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(B) ELECTION
                        --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of Netcentives Inc., a California corporation (the "Company"), by exercise of an option (the "Option") granted
                  -------                                   ------
pursuant to the Company's 1999 Directors' Stock Option Plan (the "Plan"), hereby
                                                                  ----
states as follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.  The undersigned either [check and complete as applicable]:

(a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is
     ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to
                                                         ----
     the corresponding provisions, if any, of applicable state law; or

(b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;"

(b) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986 for purposes of income tax; or

(c) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:___________________________               ________________________________
                                               [Name of Purchaser]


Date:___________________________               _________________________________
                                               Spouse of [Name of Purchaser]

                                 ATTACHMENT C
                                 ------------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: [Name of Purchaser_________________-]

     NAME OF SPOUSE:  ________________

     ADDRESS: _____________________________________
              _____________________________________

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $.001 par value, of Netcentives Inc., a California corporation (the "Company").
                                          -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's service as a director of the Company.

5. The fair market value per share at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid per share for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________      ______________________________
                         [Name of Purchaser]

Dated: ____________      ______________________________
                         Spouse of [Name of Purchaser]